UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2003

CARROLS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25629	16-0958146
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

968 James Street Syracuse, New York (Address of principal executive office)		13203 (Zip Code)

Registrant’s telephone number, including area code: (315) 424-0513

N/A

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

( c )  Exhibits

99.4 Press Release dated August 19, 2003

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 19, 2003, Carrols Corporation (the “Company”) announced via press release the Company’s results for its second quarter ended June 30, 2003 and conducted a publicly-available conference call on August 20, 2003 discussing those results. A copy of the Company’s press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: August 25, 2003	By:	/s/ Alan Vituli

(Signature)
Alan Vituli
Chairman of the Board and Chief Executive Officer

Date: August 25, 2003	By:	/s/ Paul R. Flanders

(Signature)
Paul R. Flanders
Vice President—Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.4	Press release, dated August 19, 2003.